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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2003



                          NEWFIELD EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                      1-12534               72-1133047
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)



                    363 N. SAM HOUSTON PARKWAY E., SUITE 2020
                              HOUSTON, TEXAS 77060
                    (Address of Principal Executive Offices)



                                 (281) 847-6000
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 30, 2003, Newfield issued a press release announcing the completion of the redemption of all of its outstanding 6 1/2% Cumulative Quarterly Income Convertible Preferred Securities (QUIPS) on June 27, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)    Exhibits

99.1     Press release issued by Newfield Exploration Company on June 30, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NEWFIELD EXPLORATION COMPANY



Date:  June 30, 2003             By: /s/ TERRY W. RATHERT
                                     ------------------------------------------
                                     Terry W. Rathert
                                     Vice President and Chief Financial Officer
                                     (Authorized Officer and Principal
                                     Financial Officer)

                                  EXHIBIT INDEX


Exhibit No.           Description

99.1     Press release issued by Newfield Exploration Company on June 30, 2003.